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                                                                    Exhibit 10.5


                                  JOINDER AGREEMENT


          THIS JOINDER AGREEMENT (the "AGREEMENT"), dated as of May 18, 1998, is by and between BIDERMANN TAILORED CLOTHING, INC., a Delaware corporation, (the "SUBSIDIARY"), and NATIONSBANK, N.A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of May 18, 1998, by and among Cluett American Corp., a Delaware corporation (the "BORROWER"), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, NationsBank, N.A., as Agent, and Gleacher Natwest Inc., as Documentation Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

          The Subsidiary has become a Material Domestic Subsidiary and, consequently, the Credit Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "GUARANTOR".

          Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

          1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby (i) jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

          2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Agent that:


                                          1

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                 (i)    The Subsidiary's chief executive office and chief place
          of business are (and for the prior four months have been) located at the locations set forth on SCHEDULE 1 attached hereto and the Subsidiary keeps its books and records at such locations.

                 (ii) The location of all Collateral owned by the Subsidiary is as shown on SCHEDULE 2 attached hereto.

                 (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not in the past months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in SCHEDULE 3 attached hereto.

                 (iv) The patents and trademarks listed on SCHEDULE 4 attached hereto constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

          3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such terms is defined in Section 2 of the Pledge Agreement) listed on SCHEDULE 5 attached hereto and the other Pledged Collateral (as such terms is defined in Section 2 of the Pledge Agreement).

          4. The address of the Subsidiary for purposes of all notices and other communications is 48 West 38th Street, New York, New York, 10018, Attention of Steven J. Kaufman (Facsimile No. 212-883-4020).

          5. The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

          6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

          7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.


                                          2


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        IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                             BIDERMANN TAILORED CLOTHING, INC.

                                             By: /s/ Steven J. Kaufman
                                                ------------------------------
                                             Name:  Steven J. Kaufman
                                                  ----------------------------
                                             Title:  Vice President
                                                   ---------------------------


                                             Acknowledged and accepted:

                                             NATIONSBANK, N.A., as Agent

                                             By: /s/ E. Phifer Helms
                                                -------------------------------
                                             Name:  E. Phifer Helms
                                                  -----------------------------
                                             Title:  Senior Vice President
                                                   ----------------------------


                                          3


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                                      SCHEDULE 1
                                      ----------
                                 TO JOINDER AGREEMENT
                                 --------------------


                 CHIEF EXECUTIVE OFFICE AND CHIEF PLACE OF BUSINESS
                 --------------------------------------------------

              Chief Executive Office:               48 West 38th Street
                                                    New York, New York 10018

              Chief Place of Business:              48 West 38th Street
                                                    New York, New York 10018


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                                      SCHEDULE 2
                                      ----------
                                 TO JOINDER AGREEMENT
                                 --------------------

                              LOCATIONS OF COLLATERAL

48 West 38th Street
New York, New York 10018

                                      SCHEDULE 3
                                      ----------
                                 TO JOINDER AGREEMENT
                                 --------------------

                                     TRADENAMES

None.

                                      SCHEDULE 4
                                      ----------
                                 TO JOINDER AGREEMENT
                                 --------------------


                               PATENTS AND TRADEMARKS

None.

                                      SCHEDULE 5
                                      ----------
                                 TO JOINDER AGREEMENT
                                 --------------------


                                   PLEDGED SHARES



PLEDGOR: BIDERMANN TAILORED CLOTHING, INC.

Name of Sub         # of Shares       Certificate #       % Ownership
-----------         -----------       -------------       -----------
Cluett Designer          318                2                 39%
Group, Inc.